UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of Earliest Event Reported):
September 30, 2022
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions (see General Instruction A.2 below):
☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the

Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Item

5.02

–

Departure

of

Directors

or

Certain

Officers;

Election

of

Directors;

Appointment

of

Certain

Officers;
Compensatory Arrangements of Certain Officers
Transition of Chief Executive Officer
On September

30, 2022,

Cal-Maine Foods,

Inc. (the

“Company”) announced

that Adolphus B.

Baker, Chief

Executive Officer
(“CEO”) and Chairman of the Board,

will step down as the Company’s CEO

effective immediately. Mr. Baker has

served as the
Company’s

CEO

since

2010

and

was

elected

Chairman

of

the

Board

in

2012.

He

will

continue

to

serve

as

the

Company’s
Chairman of the Board and as an executive officer of the Company.
On September 30, 2022, the

Board of Directors named Sherman

L. Miller President and Chief

Executive Officer of the Company,
effective immediately. This transition is consistent with the Board’s succession planning process. Mr. Miller previously served as the

Company’s

President

and

Chief

Operations

Officer

and

will remain

interim

Chief

Operations

Officer

until

a

successor

is
named.
Mr.

Miller

(age

48)

has

served

as

the

Company’s

President

since

2018,

as

its

Chief

Operations

Officer

since

2011,

and

as

a
member of the Board since 2012. Mr. Miller has devoted his professional career to the Company since joining in 1996, including by

serving

in

various

positions

of

increasing

responsibility

in

operations

prior

to

his

promotion

to

Company

Vice

President,
Operations, in 2007.

As

an

executive

officer

of

the

Company,

Mr.

Miller

receives

compensation,

including

base

pay,

bonuses,

certain

employee
benefits,

and

awards under

the Company's

long-term

incentive plan.

The details

of his

compensation

for fiscal

year

2022

are
disclosed

in

the

Company’s

proxy

statement

filed

with

the

Securities

and

Exchange

Commission

on

August

18,

2022. In
connection with Mr.

Miller’s appointment as

Chief Executive Officer,

Mr. Miller is

receiving a $50,000

increase in base salary.
Mr. Baker’s compensation has not been changed.
There are no arrangements or understandings between Mr.

Miller and any other person pursuant to

which Mr. Miller was selected
as an

officer

of

the

Company.

Mr.

Miller

does

not

have

any

family

relationship

with

any

director

or

executive

officer

of

the
Company. There are no

related party transactions involving

Mr. Miller and

the Company that require

disclosure under Item

404(a)
of Regulation S-K.
A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report.
Item 5.07 – Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Stockholders was held on September 30, 2022.
Proposal No. 1: Election of Directors.
The following persons were nominated and elected to serve

as members of the Board of
Directors until our next annual meeting of stockholders and until their successors are elected and qualified.
Nominees for the Board of Directors of the Company:
Names Votes For Votes Withheld Non-Votes
Adolphus B. Baker 64,668,716 18,777,142 3,197,612
Max P. Bowman 79,816,511 3,629,347 3,197,612
Letitia C. Hughes 78,964,259 4,481,599 3,197,612
Sherman L. Miller 80,774,682 2,671,176 3,197,612
James E. Poole 79,151,289 4,294,569 3,197,612
Steve W. Sanders 80,888,032 2,557,826 3,197,612
Camille S. Young 81,012,333 2,433,525 3,197,612

Proposal No. 2:

Ratification of

the selection

of Frost, PLLC

as the

independent registered public

accounting firm

for
the Company for fiscal 2023.

The Company’s stockholders approved the proposal by the following vote:
Votes For Votes Against Abstentions Non-Votes
86,411,238 146,716 85,516 N/A
Item 9.01 – Financial Statements and Exhibits
(d)

Exhibits
Exhibit
Number Description
99.1
Press Release issued by the Company on September 30, 2022
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: September 30, 2022
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer